LEASE	12 Months Ended
Sep. 30, 2024
LEASE
LEASE

NOTE 13 – LEASE

As of September 30, 2023, the VIE and VIE’s subsidiaries have one factory lease with expiration date through December 2025. For the years ended September 30, 2024, 2023 and 2022, the lease expenses were Nil, $30,275 and $63,480, respectively. Balance sheet information related to the VIE and VIE’s subsidiaries’ operating leases as of September 30, 2023 and 2022 was as follows:

We terminated the lease agreement due to risk of loss in production of heparin products, Rugao suspends production and terminates housing lease in 2024.

	As of	As of
	September 30,	September 30,
	2024	2023
Operating Lease Assets:
Operating Lease right of use asset	$—	$59,300
Total operating lease assets	—	59,300
Operating lease obligations:
Current operating lease liabilities	—	73,560
Non-current operating lease liabilities	—	24,575
Total Lease liabilities	$—	$98,135

Remaining Lease Term Operating Lease	—	2.25 years
Discount rate	—%	5.5%